Expense Example (Vanguard Global ex-U.S. Real Estate Index Fund Retail)	Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Global ex-U.S. Real Estate Index Fund - Investor Shares 11/1/2013 - 10/31/2014 USD ($)	Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Global ex-U.S. Real Estate Index Fund - Admiral Shares 11/1/2013 - 10/31/2014 USD ($)
Expense Example
1 YEAR,	89	76
3 YEAR,	172	131
5 YEAR,	263	191
10 YEAR,	531	370